Property on Operating Leases (Tables)	12 Months Ended
Mar. 31, 2013
Future Minimum Lease Rentals Expected to Be Received from Property on Operating Leases

Future minimum lease rentals expected to be received from property on operating leases at March 31, 2013 are as follows:

Years ending March 31	Yen (millions)
2014	¥311,700
2015	200,696
2016	65,449
2017	2,634
2018	564

Total future minimum lease rentals	¥581,043